Execution Copy CORNERSTONE BUILDING BRANDS, INC. DEFERRED COMPENSATION PLAN (Amended and Restated effective January 1, 2021) Exhibit 10.1 TABLE OF CONTENTS Page ARTICLE 1 Definitions ...........................................................................................................1 1.1 “Account Balance” ..........................................................................................................1 1.2 “Administrative Committee” ...........................................................................................1 1.3 “Administrator” ...............................................................................................................1 1.4 “Annual Account” ............................................................................................................2 1.5 “Annual Deferral Amount” ..............................................................................................2 1.6 “Annual Installment Method” ..........................................................................................2 1.7 “Base Salary” ...................................................................................................................2 1.8 “Beneficiary” ...................................................................................................................3 1.9 “Beneficiary Designation Form” .....................................................................................3 1.10 “Benefit Distribution Date” .............................................................................................3 1.11 “Bonus” ............................................................................................................................4 1.12 “Change in Control” ........................................................................................................4 1.13 “Change in Control Benefit” ............................................................................................4 1.14 “Claimant” .......................................................................................................................4 1.15 “Code” .............................................................................................................................4 1.16 “Committee” ....................................................................................................................4 1.17 “Company” ......................................................................................................................4 1.18 “Company Contribution Amount” ...................................................................................4 1.19 “Company Restoration Matching Amount” ....................................................................4 1.20 “Company Stock” ............................................................................................................4 1.21 “Company Stock Fund” ...................................................................................................4 1.22 “Death Benefit” ................................................................................................................4 1.23 “Director” .........................................................................................................................4 1.24 “Director Fees” ................................................................................................................5 1.25 “Disability” or “Disabled” ...............................................................................................5 1.26 “Election Form” ...............................................................................................................5 1.27 “Employee” ......................................................................................................................5 1.28 “Employer(s)” ..................................................................................................................5 1.29 “ERISA” ..........................................................................................................................5 1.30 “401(k) Plan” ...................................................................................................................5 1.31 “Key Employee” ..............................................................................................................5 1.32 “Multiple Distribution Method” ......................................................................................6 1.33 “Participant” .....................................................................................................................6 1.34 “Phantom Investment Fund” ............................................................................................6 1.35 “Plan” ...............................................................................................................................6 1.36 “Plan Year” ......................................................................................................................7 1.37 “Retirement”, “Retire(s)” or “Retired” ............................................................................7 1.38 “Retirement Benefit” .......................................................................................................7 1.39 “Scheduled Distribution” and “Scheduled Distribution Date” ........................................7 1.40 “Subsidiary” .....................................................................................................................7 1.41 “Terminate the Plan”, “Termination of the Plan” ............................................................7 1.42 “Termination Benefit” .....................................................................................................7 -ii- 1.43 “Termination of Employment” ........................................................................................7 1.44 “Trust” .............................................................................................................................8 1.45 “Unforeseeable Emergency” ............................................................................................8 1.46 “Years of Service” ...........................................................................................................8 ARTICLE 2 Selection, Enrollment, Eligibility ........................................................................8 2.1 Selection by Committee ...................................................................................................8 2.2 Enrollment and Eligibility Requirements; Commencement of Participation ..................8 ARTICLE 3 Deferral Commitments/Company Contribution Amounts/ Company Restoration Matching Amounts/ Vesting/Crediting/Taxes .................................9 3.1 Minimum Deferrals ..........................................................................................................9 3.2 Maximum Deferral ........................................................................................................10 3.3 Election to Defer; Effect of Election Form ....................................................................10 3.4 Withholding and Crediting of Annual Deferral Amounts .............................................12 3.5 Company Contribution Amount ....................................................................................12 3.6 Company Restoration Matching Amount ......................................................................12 3.7 Crediting of Amounts after Benefit Distribution ...........................................................13 3.8 Vesting ...........................................................................................................................13 3.9 Crediting/Debiting of Account Balances .......................................................................14 3.10 FICA and Other Taxes ...................................................................................................16 ARTICLE 4 Scheduled Distribution; Unforeseeable Emergencies .......................................17 4.1 Scheduled Distribution ..................................................................................................17 4.2 Postponing Scheduled Distributions ..............................................................................17 4.3 Other Benefits Take Precedence Over Scheduled Distributions ...................................18 4.4 Unforeseeable Emergencies ...........................................................................................18 4.5 Distributions from the Company Stock Fund ................................................................19 ARTICLE 5 Change in Control Benefit ................................................................................19 5.1 Change in Control Benefit .............................................................................................19 5.2 Payment of Change in Control Benefit ..........................................................................19 ARTICLE 6 Retirement Benefit ............................................................................................19 6.1 Retirement Benefit .........................................................................................................19 6.2 Payment of Retirement Benefit ......................................................................................19 ARTICLE 7 Termination Benefit ..........................................................................................20 7.1 Termination Benefit .......................................................................................................20 7.2 Payment of Termination Benefit Attributable to Plan Years Commencing Before January 1, 2021 ..................................................................................................21 -iii- 7.3 Payment of Termination Benefit Attributable to Plan Years Commencing After December 31, 2020 ........................................................................................................21 ARTICLE 8 Disability Benefit ..............................................................................................22 8.1 Disability Benefit ...........................................................................................................22 8.2 Payment of Disability Benefit ........................................................................................22 ARTICLE 9 Death Benefit ....................................................................................................22 9.1 Death Benefit .................................................................................................................22 9.2 Payment of Death Benefit ..............................................................................................22 ARTICLE 10 Beneficiary Designation ....................................................................................22 10.1 Beneficiary .....................................................................................................................22 10.2 Beneficiary Designation ................................................................................................22 10.3 Acknowledgment ...........................................................................................................23 10.4 No Beneficiary Designation ...........................................................................................23 10.5 Doubt as to Beneficiary .................................................................................................23 10.6 Discharge of Obligations ...............................................................................................23 ARTICLE 11 Leave of Absence ..............................................................................................23 11.1 Paid Leave of Absence ..................................................................................................23 11.2 Unpaid Leave of Absence ..............................................................................................23 11.3 Leaves Resulting in Separation from Service ................................................................24 ARTICLE 12 Termination of Plan, Amendment or Modification...........................................24 12.1 Termination of Plan .......................................................................................................24 12.2 Amendment ....................................................................................................................24 12.3 Effect of Payment ..........................................................................................................25 ARTICLE 13 Administration ..................................................................................................26 13.1 Administrator Duties ......................................................................................................26 13.2 Administration Upon Change In Control .......................................................................26 13.3 Agents ............................................................................................................................27 13.4 Binding Effect of Decisions ...........................................................................................27 13.5 Indemnity of Administrator ...........................................................................................27 13.6 Employer Information ....................................................................................................27

-iv- ARTICLE 14 Other Benefits and Agreements ........................................................................27 14.1 Coordination with Other Benefits ..................................................................................27 ARTICLE 15 Claims Procedures .............................................................................................27 15.1 Presentation of Claim .....................................................................................................27 15.2 Notification of Decision .................................................................................................28 15.3 Review of a Denied Claim .............................................................................................28 15.4 Decision on Review .......................................................................................................29 15.5 Legal Action ..................................................................................................................29 ARTICLE 16 Trust ..................................................................................................................30 16.1 Establishment of the Trust .............................................................................................30 16.2 Interrelationship of the Plan and the Trust .....................................................................30 16.3 Distributions From the Trust ..........................................................................................30 16.4 Common Stock for the Company Stock Fund ...............................................................30 ARTICLE 17 Miscellaneous ....................................................................................................30 17.1 Status of Plan .................................................................................................................30 17.2 Unsecured General Creditor ..........................................................................................30 17.3 Employer’s Liability ......................................................................................................31 17.4 Nonassignability ............................................................................................................31 17.5 Not a Contract of Employment ......................................................................................31 17.6 Furnishing Information ..................................................................................................31 17.7 Terms .............................................................................................................................31 17.8 Captions .........................................................................................................................32 17.9 Governing Law ..............................................................................................................32 17.10 Notice .............................................................................................................................32 17.11 Successors ......................................................................................................................32 17.12 Spouse’s Interest ............................................................................................................32 17.13 Validity ..........................................................................................................................32 17.14 Incompetent ...................................................................................................................32 17.15 Court Order ....................................................................................................................33 17.16 Distribution in the Event of Income Inclusion Under 409A ..........................................33 17.17 Deduction Limitation on Benefit Payments ...................................................................33 17.18 Insurance ........................................................................................................................34 17.19 Limitation of Rights .......................................................................................................34 APPENDIX A ...........................................................................................................................35 CORNERSTONE BUILDING BRANDS, INC. DEFERRED COMPENSATION PLAN (Amended and Restated effective January 1, 2021) Purpose The purpose of the Cornerstone Building Brands, Inc. Deferred Compensation Plan (the “Plan”) is to provide specified benefits to Directors and a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of Cornerstone Building Brands, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor or participate in the Plan. As such, the Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. The Plan, which was originally effective December 8, 2005, was amended and restated effective as of January 1, 2007 and as of August 19, 2008. The terms of the Plan, as amended and restated effective as of December 1, 2009 (the “2009 Restatement”), as amended by the First through Seventh Amendments to the 2009 Restatement, governed all amounts accrued and distributed under the Plan through December 31, 2020. The terms of the Plan, as amended and restated effective as of January 1, 2021 (the “2021 Restatement”), shall govern all amounts accrued under the Plan, including those accrued prior to January 1, 2021. The 2021 Restatement incorporates the amendments made to the 2009 Restatement by the enrollment guidelines and procedures adopted and implemented during November 2020 for the 2021 Plan Year and thereafter. The Plan is intended to comply with all applicable law, including Code Section 409A and related Treasury guidance and regulations, and shall be operated and interpreted in accordance with this intention. Consistent with the foregoing, and in order to transition to the provisions of the Plan, as amended, as well as to the requirements of Code Section 409A and related Treasury guidance and regulations, the Administrator previously utilized or made available to Participants certain transition relief described more fully in Appendix A of the Plan. ARTICLE 1 Definitions For the purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings: 1.1 “Account Balance” shall mean, with respect to a Participant, an entry on the records of the Employer equal to the sum of the Participant’s Annual Accounts. The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to the Plan. 1.2 “Administrative Committee” shall mean the Administrative Committee appointed by the Committee or the Board of Directors of the Company to assist with the administration of the Plan. 1.3 “Administrator” shall mean the Administrator described in Article 13 and appointed by the Administrative Committee. -2- 1.4 “Annual Account” shall mean, with respect to a Participant, an entry on the records of the Employer equal to the following amount: (i) the sum of the Participant’s Annual Deferral Amount, Company Contribution Amount and Company Restoration Matching Amount for any one Plan Year, plus (ii) amounts credited or debited to such amounts pursuant to the Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to the Plan that relate to the Annual Account for such Plan Year. The Annual Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to the Plan. 1.5 “Annual Deferral Amount” shall mean that portion of a Participant’s Base Salary and Bonus and Director Fees and such other compensation that is eligible for deferral as designated by the Administrative Committee, which a Participant elects to defer for any one Plan Year in accordance with Article 3, without regard to whether such amounts are withheld and credited during such Plan Year. In the event of a Participant’s Retirement, Disability, death or Termination of Employment prior to the end of a Plan Year, such year’s Annual Deferral Amount shall be the actual amount withheld prior to such event. 1.6 “Annual Installment Method” shall be an annual installment payment over the number of years selected by the Participant in accordance with the Plan, calculated as follows: (i) for the first annual installment, the vested portion of each Annual Account shall be calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Administrator in its sole discretion, and (ii) for remaining annual installments, the vested portion of each applicable Annual Account shall be calculated on every anniversary of such calculation date, as applicable. Each annual installment with respect to each applicable Annual Account shall be calculated by multiplying the balance determined under the preceding sentence by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due to the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method as the form of Retirement Benefit for an Annual Account, the first payment shall be one-tenth (1/10th) of the vested balance of such Annual Account, calculated as described in this definition. The following year, the payment shall be one–ninth (1/9th) of the vested balance of such Annual Account, calculated as described in this definition. 1.7 “Base Salary” shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans, bonuses (such as retention, signing or other mid-year bonuses), commissions, overtime, fringe benefits, stock options, restricted stock or restricted stock units, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee’s gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or nonqualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant’s gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) -3- pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee. 1.8 “Beneficiary” shall mean one or more persons, trusts or trustees of a trust, partnership, corporation, limited liability partnership, limited liability company, estates or other entities, designated in accordance with Article 10, that are entitled to receive benefits under the Plan upon the death of a Participant. 1.9 “Beneficiary Designation Form” shall mean the form established from time to time by the Administrator that a Participant completes, signs and returns to the Administrator to designate one or more Beneficiaries. 1.10 “Benefit Distribution Date” shall mean a date that triggers distribution of a Participant’s vested benefits. A Benefit Distribution Date for a Participant shall be determined upon the occurrence of any one of the following: (a) If the Participant Retires, the Benefit Distribution Date for his or her vested Account Balance shall be (i) the last day of the six-month period immediately following the date on which the Participant Retires if the Participant is a Key Employee, and (ii) for all other Participants, the date on which the Participant Retires; provided, however, in the event the Participant changes the Retirement Benefit election for one or more Annual Accounts in accordance with Section 6.2(b), the Benefit Distribution Date for such Annual Account(s) shall be postponed in accordance with such Section 6.2(b); (b) If the Participant experiences a Termination of Employment, the Benefit Distribution Date for his or her vested Account Balance shall be (i) the last day of the six-month period immediately following the date on which the Participant experiences a Termination of Employment if the Participant is a Key Employee, and (ii) for all other Participants, the date on which the Participant experiences a Termination of Employment; provided, however, in the event the Participant changes the Termination Benefit election for one or more Annual Accounts in accordance with Section 7.3(b), the Benefit Distribution Date for such Annual Account(s) shall be postposed in accordance with such Section 7.3(b); (c) If the Participant dies prior to the complete distribution of his or her vested Account Balance, the Participant’s Benefit Distribution Date shall be the date on which the Administrator is provided with proof that is satisfactory to the Administrator of the Beneficiary’s status; (d) If the Participant becomes Disabled, the Participant’s Benefit Distribution Date shall be the date on which the Participant becomes Disabled; or (e) If a Change in Control occurs prior to the Participant’s Termination of Employment, Retirement, death or Disability, the Participant’s Benefit Distribution Date shall be the date on which the Company experiences a Change

-4- in Control, if the Employee has previously elected to receive the Change in Control Benefit described in Article 5, as determined by the Administrator in its sole discretion. If the Participant has not made a prior election to receive the Change in Control Benefit, then it will be paid in accordance with the remaining provisions of the Plan (i.e. as a Scheduled Distribution or upon Termination of Employment, Retirement, death or Disability). 1.11 “Bonus” shall mean any cash compensation, in addition to Base Salary, earned by a Participant for services rendered during a Plan Year, under the Annual Incentive Plan maintained by the Company or any Employer’s annual bonus and cash incentive plans. 1.12 “Change in Control” shall mean any “change in control event” as defined in accordance with Code Section 409A and related Treasury guidance and regulations to the extent applicable to the Company. 1.13 “Change in Control Benefit” shall have the meaning set forth in Article 5. 1.14 “Claimant” shall have the meaning set forth in Section 15.1. 1.15 “Code” shall mean the Internal Revenue Code of 1986, as it may be amended from time to time. 1.16 “Committee” shall mean the Compensation Committee of the board of directors of the Company. 1.17 “Company” shall mean Cornerstone Building Brands, Inc., a Delaware corporation, and any successor to all or substantially all of the Company’s assets or business. 1.18 “Company Contribution Amount” shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5. 1.19 “Company Restoration Matching Amount” shall mean, for any one Plan Year beginning prior to January 1, 2020, the amount determined in accordance with Section 3.6. 1.20 “Company Stock” shall mean the common stock, par value $0.01 per share, of the Company. 1.21 “Company Stock Fund” shall mean an investment fund consisting of notional shares of Company Stock. 1.22 “Death Benefit” shall mean the benefit set forth in Article 9. 1.23 “Director” shall mean any member of the board of directors of the Company. A Director who is also an Employee shall be considered an Employee for all purposes with respect to Base Salary and Bonus deferrals and shall be considered a Director for all purposes with respect to deferrals of any Director Fees. -5- 1.24 “Director Fees” shall mean the annual fees earned by a Director from any Employer, including retainer fees and meetings fees, as compensation for serving on the board of directors. 1.25 “Disability” or “Disabled” shall be defined as follows: (a) For purposes of determining a Participant’s Benefit Distribution Date described in Section 1.10(d) and whether a Participant qualifies for the benefit set forth in Article 8, “Disability” or “Disabled” shall mean a physical or mental condition that qualifies as a total and permanent disability under the employer’s long term disability plan and which satisfies the definition of disability under Code Section 409A. For the sole purpose of applying the vesting provisions of Section 3.8(d), “Disability” or “Disabled” shall mean (i) a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or (ii) if a Participant does not participate in such a plan, a period of disability during which the Participant is determined to be totally disabled by the Social Security Administration. (b) “Disability Benefit” shall mean the benefit set forth in Article 8. 1.26 “Election Form” shall mean the form, which may be in electronic format, established from time to time by the Administrator that a Participant completes, signs and returns to the Administrator to make an election under the Plan. 1.27 “Employee” shall mean a full-time, regular salaried employee eligible. 1.28 “Employer(s)” shall mean the Company and/or any of its Subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Committee to participate in the Plan and have adopted the Plan as a participating employer. 1.29 “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time. 1.30 “401(k) Plan” shall mean, with respect to an Employer, a plan qualified under Code Section 401(a) that contains a cash or deferred arrangement described in Code Section 401(k), adopted by the Employer, as it may be amended from time to time, or any successor thereto. 1.31 “Key Employee” shall mean any Participant who is a “key employee” (as defined in Code Section 416(i) without regard to paragraph (5) thereof) of any Employer whose stock is publicly traded on an established securities market or otherwise, as determined by the Administrator based upon the 12-month period ending on each December 31st (such 12-month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Code Section 416(i) (without regard to paragraph (5) thereof) during the identification period shall be treated as Key -6- Employees for purposes of the Plan during the 12-month period that begins on the first day of the 4th month following the close of such identification period. 1.32 “Multiple Distribution Method” shall be a distribution method in the form of annual payments over the number of years of either five (5) or ten (10) years, or such other period as may be permitted by the Administrative Committee from time to time, selected by the Participant with respect to any Annual Account. Under the Multiple Distribution Method, for the first payment with respect to an Annual Account, the vested portion of the Annual Account shall be calculated as of the close of business on the business date immediately preceding the Participant’s Scheduled Distribution Date, and the payment shall be calculated by multiplying this balance by the distribution percentage designated by the Participant. In subsequent years, the payment shall be calculated by (i) multiplying (A) the total of the amount or amounts distributed in prior years from the Annual Account and the vested portion of the Annual Account as of the close of business on the business date immediately preceding the Participant’s relevant Scheduled Distribution Date by (B) a percentage equal to the total of the percentages for all prior Scheduled Distributions with respect to that Annual Account and the percentage elected for the current Scheduled Distribution, reduced by (ii) the total of the amount or amounts distributed in prior years from the Annual Account (but not below zero). If the Participant had elected Scheduled Distributions totaling 100% for any Annual Account under the Multiple Distribution Method, then the final Scheduled Distribution shall be the balance of the Participant’s Annual Account as of the close of business on the business date immediately preceding the Scheduled Distribution Date. 1.33 “Participant” shall mean any Employee or Director (i) who is selected to participate in the Plan by the Committee and (ii) who submits an Election Form and Beneficiary Designation Form, if required by and accepted by the Administrator. 1.34 “Phantom Investment Fund” shall mean the measurement funds selected by the Administrative Committee, in its sole discretion, which can include mutual funds or any other investment or fund approved by the Administrative Committee. The Administrative Committee, in its sole discretion, will determine whether there will be one or more than one Phantom Investment Fund. As necessary, the Administrative Committee may, in its sole discretion, discontinue, substitute or add a Phantom Investment Fund. Each such action will take effect as of the date specified by the Administrative Committee after giving Participants advance written notice of such change. Notwithstanding anything to the contrary herein, a Participant’s Account Balance attributable to amounts deferred on or after January 1, 2006 and which are not invested in or allocated to the Company Stock Fund, shall be allocated into the single or multiple Phantom Investment Funds designated by the Administrative Committee as the default Phantom Investment Funds for such purpose. Such Account Balances shall remain allocated into the default Phantom Investment Funds until such time as the Participants select their own Phantom Investment Funds. 1.35 “Plan” shall mean the Cornerstone Building Brands, Inc. Deferred Compensation Plan, which shall be evidenced by this instrument and by each Election Form, as they may be amended from time to time. -7- 1.36 “Plan Year” shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year. 1.37 “Retirement”, “Retire(s)” or “Retired” shall be defined as follows: (a) For purposes of determining a Participant’s Benefit Distribution Date described in Section 1.10(a) and whether a Participant qualifies for the benefit set forth in Article 6, ‘Retirement’, ‘Retire(s)’ or ‘Retired’ shall mean, with respect to an Employee, separation from service with all Employers for any reason other than death or Disability, as determined in accordance with Code Section 409A and related Treasury guidance and regulations, on or after the earlier of (i) the attainment of age fifty-nine and one-half (59 1/2) with at least twenty-five (25) full Years of Service or (ii) the attainment of age sixty-five (65); and shall mean with respect to a Director who is not an Employee, separation from service as a Director with all Employers. If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director. (b) For the sole purpose of applying the vesting provisions of Section 3.8(d), ‘Retirement’, ‘Retire(s)’ or ‘Retired’ shall mean the separation from service with all Employers for any reason other than death or Disability on or after the earlier of (i) the attainment of age fifty-nine and one-half (59 1/2) with at least twenty- five (25) full Years of Service or (ii) the attainment of age sixty-five (65). 1.38 “Retirement Benefit” shall mean the benefit set forth in Article 6 due to Retirement. 1.39 “Scheduled Distribution” and “Scheduled Distribution Date” shall have the meanings set forth in Section 4.1. 1.40 “Subsidiary” means any entity with which the Company would be considered a single employer under the Code Section 414(b). 1.41 “Terminate the Plan”, “Termination of the Plan” shall mean a determination by the board of directors of an Employer that (i) all of its Participants shall no longer be eligible to participate in the Plan, (ii) no new deferral elections for such Participants shall be permitted, and (iii) such Participants shall no longer be eligible to receive company contributions under the Plan or such earlier date as the Committee terminates the Plan with respect to the Company and all Employers. 1.42 “Termination Benefit” shall mean the benefit set forth in Article 7 due to Termination of Employment. 1.43 “Termination of Employment” shall mean the separation from service with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability or death, as determined in accordance with Code Section 409A and related Treasury guidance and regulations. If a Participant is both an Employee and a Director, a

-8- Termination of Employment shall occur only upon the termination of the last position held. 1.44 “Trust” shall mean one or more trusts established by the Company in accordance with Article 16. 1.45 “Unforeseeable Emergency” shall mean a severe financial hardship of the Participant or his or her Beneficiary resulting from (i) an illness or accident of the Participant or Beneficiary, the Participant’s or Beneficiary’s spouse, or the Participant’s or Beneficiary’s dependent (as defined in Code Section 152, without regard to Code Sections 152(b)(1), (b)(2) and (d)(1)(B)), (ii) a loss of the Participant’s or Beneficiary’s property due to casualty (and including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, not as a result of a natural disaster), or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or the Participant’s Beneficiary, all as determined in the sole discretion of the Administrator as meeting the definition of “unforeseeable emergency” under Code Section 409A, related Treasury pronouncements, rulings and regulations. Furthermore, in order to ensure compliance, the Administrator shall have the authority to require a Participant to provide such proof as it deems necessary to establish the existence and significant nature of the Participant’s unforeseeable emergency. 1.46 “Years of Service” shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee’s date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Administrator shall make a determination as to whether any partial year of employment shall be counted as a Year of Service. ARTICLE 2 Selection, Enrollment, Eligibility 2.1 Selection by Committee. Participation in the Plan shall be limited to Directors and, as determined by the Committee in its sole discretion, a select group of management or highly compensated Employees who are designated for a Plan Year as eligible to participate in the Plan. A designation of an Employee to participate with respect to a particular Plan Year shall not automatically entitle such Participant to participate with respect to any other Plan Year. The Committee may from time to time establish additional eligibility requirements for participation in the Plan. Notwithstanding the foregoing or any other Plan provision, participation in the Plan shall not confer on a Participant the right to invest in the Company Stock Fund, unless the Committee, in its sole discretion, designates such Participant as also eligible to invest in the Company Stock Fund. 2.2 Enrollment and Eligibility Requirements; Commencement of Participation. -9- (a) As a condition to participation, each Director or selected Employee who is eligible to participate in the Plan effective as of the first day of a Plan Year shall complete, execute and return to the Administrator an Election Form, prior to the first day of such Plan Year, or such other deadline as may be established by the Administrator in its sole discretion subject to the requirements of Code Section 409A. In addition, the Administrator shall establish from time to time such other enrollment requirements as it determines, in its sole discretion, are necessary. (b) As a condition to participation, a Director or selected Employee who first becomes eligible to participate in the Plan after the first day of a Plan Year must complete, execute and return to the Administrator an Election Form within thirty (30) days after he or she first becomes eligible to participate in the Plan, or within such other deadline as may be established by the Administrator, in its sole discretion, subject to the requirements of Code Section 409A. In such event, such person’s participation in the Plan shall not commence earlier than the date determined by the Administrator pursuant to Section 2.2(c) and such person shall not be permitted to defer under the Plan any portion of compensation attributable to services performed prior to his or her participation commencement date, except to the extent permissible under Code Section 409A and related Treasury guidance or regulations. (c) Each Director or selected Employee who is eligible to participate in the Plan shall commence participation in the Plan on the date that the Administrator determines, in its sole discretion, that the Director or Employee has met all enrollment requirements set forth in the Plan and required by the Administrator, including returning all required documents to the Administrator within the specified time period. A Director or selected Employee who has met the enrollment requirements established by the Administrator may subsequently change any initial deferral election by submitting a new Election Form to the Administrator no later than the date on which the initial deferral election becomes irrevocable as set forth in Section 3.3. The Administrator shall process such Participant’s deferral election as soon administratively practicable after such deferral election is submitted to and accepted by the Administrator. (d) If a Director or an Employee fails to meet all requirements contained in this Section 2.2 within the period required for a Plan Year, that Director or Employee shall not be eligible to participate in the Plan during such Plan Year. ARTICLE 3 Deferral Commitments/Company Contribution Amounts/ Company Restoration Matching Amounts/ Vesting/Crediting/Taxes 3.1 Minimum Deferrals. -10- Annual Deferral Amount. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus and/or Director Fees in the following minimum amounts for each deferral elected: Deferral Minimum Amount Base Salary and/or Bonus $0 Director Fees $0 If the Administrator determines, in its sole discretion, prior to the beginning of a Plan Year that a Participant has made an election for less than the stated minimum amounts, or if no election is made, the amount deferred shall be zero. 3.2 Maximum Deferral. (a) Annual Deferral Amount. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus and/or Director Fees up to the following maximum percentages for each deferral elected: Deferral Maximum Percentage Base Salary 80% Bonus 90% Director Fees 100% (b) Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits an Election Form to the Administrator for acceptance, except to the extent permissible under Code Section 409A and related Treasury guidance or regulations. 3.3 Election to Defer; Effect of Election Form. (a) First Year of Plan Participation. In connection with a Participant’s commencement of elective participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Administrator deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Administrator (in accordance with Section 2.2 above) and accepted by the Administrator. (b) Subsequent Plan Years of Participation. For each succeeding Plan Year of participation, a Participant may elect to defer Base Salary, Bonus and Director Fees, and may make such other elections as the Administrator deems necessary or -11- desirable under the Plan by timely delivering an Election Form to the Administrator, in accordance with its rules, guidelines and procedures, before the December 31st preceding the Plan Year in which such compensation is earned, or before such other deadline established by the Administrator in accordance with the requirements of Code Section 409A and related Treasury guidance or regulations. With respect to compensation earned over one or more consecutive fiscal years of an Employer that is not payable during the service period, the Administrator may determine that a Participant may defer such compensation by making an election before the last day of the fiscal year preceding the first fiscal year in which the services are performed. Any deferral election(s) made in accordance with this Section 3.3(b) shall be irrevocable as of the last day of the election period; provided, however, that if the Administrator requires Participants to make a deferral election for “performance-based compensation” by the deadline(s) described above, it may, in its sole discretion, and in accordance with Code Section 409A and related Treasury guidance or regulations, permit a Participant to subsequently change his or her deferral election for such compensation by submitting an Election Form to the Administrator no later than the deadline established by the Administrator pursuant to Section 3.3(c) below. (c) Performance-Based Compensation. Notwithstanding the foregoing, the Administrator may, in its sole discretion, determine that an irrevocable deferral election pertaining to “performance-based compensation” based on services performed over a period of at least twelve (12) months, may be made by timely delivering an Election Form to the Administrator, in accordance with its rules and procedures, no later than six (6) months before the end of the performance service period for which the performance bonus is paid, and prior elections will become irrevocable as of such date. “Performance-based compensation” shall be compensation, the payment or amount of which is contingent on pre-established organizational or individual performance criteria, which satisfies the requirements of Code Section 409A and related Treasury guidance or regulations. In order to be eligible to make a deferral election for performance-based compensation, a Participant must perform services continuously from the later of the beginning of the performance period or the date upon which the performance criteria for such compensation are established through the date upon which the Participant makes a deferral election for such compensation. In no event shall an election to defer performance-based compensation be permitted after such compensation has become both substantially certain to be paid and readily ascertainable. (d) Compensation Subject to Risk of Forfeiture. With respect to compensation (i) to which a Participant has a legally binding right to payment in a subsequent year, and (ii) that is subject to a forfeiture condition requiring the Participant’s continued services for a period of at least twelve (12) months from the date the Participant obtains the legally binding right to avoid forfeiture of the payment, the Administrator may, in its sole discretion, determine that an irrevocable deferral

-12- election for such compensation may be made by timely delivering an Election Form to the Administrator in accordance with its rules and procedures, no later than the thirtieth (30th) day after the Participant obtains the legally binding right to the compensation, provided that the election is made at least twelve (12) months in advance of the earliest date at which the forfeiture condition could lapse. 3.4 Withholding and Crediting of Annual Deferral Amounts. For each Plan Year, the Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Salary. The Bonus and/or Director Fees portion of the Annual Deferral Amount shall be withheld at the time the Bonus or Director Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts shall be credited to the Participant’s Annual Account for such Plan Year at the time such amounts would otherwise have been paid to the Participant. 3.5 Company Contribution Amount. (a) For each Plan Year, an Employer may be required to credit amounts to a Participant’s Annual Account in accordance with employment or other agreements entered into between the Participant and the Employer, which amounts shall be part of the Participant’s Company Contribution Amount for that Plan Year. Such amounts shall be credited to the Participant’s Annual Account for the applicable Plan Year on the date or dates prescribed by such agreements. (b) For each Plan Year, the Committee may, in its sole discretion, credit any amount it desires to any Participant’s Annual Account under the Plan, which amount shall be part of the Participant’s Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year. The Company Contribution Amount described in this Section 3.5(b), if any, shall be credited to the Participant’s Annual Account for the applicable Plan Year on a date or dates to be determined by the Administrator, in its sole discretion. 3.6 Company Restoration Matching Amount. The Cornerstone Building Brands 401(k) Profit Sharing Plan (the “Cornerstone 401(k) Plan”) constitutes a safe harbor plan within the meaning of Code Section 401(k)(12) effective for its plan years beginning after December 31, 2019. A Participant’s Company Restoration Matching Amount for any Plan Year commencing prior to January 1, 2020 was an amount determined by the Administrator, in its sole discretion, to make up for certain limits applicable to the Cornerstone 401(k) Plan or any other 401(k) Plan for its plan years beginning before January 1, 2020, as identified by the Administrator; provided, that any such amounts credited to a Participant hereunder were required to be determined in a manner that is consistent with the requirements of Code Section 409A, if applicable. The amount so credited to a Participant for any such Plan Year (i) could be smaller or larger than the -13- amount credited to any other Participant (and may be zero), and (ii) could differ from the amount credited to such Participant in the preceding Plan Year. The Participant’s Company Restoration Matching Amount, if any, was credited to the Participant’s Annual Account for the applicable Plan Year on a date or dates determined by the Administrator, in its sole discretion. In order to receive the Company Restoration Matching Amount for a Plan Year commencing prior to January 1, 2020, a Participant must have made an irrevocable election to participate in the Cornerstone 401(k) Plan or a 401(k) Plan sponsored by an Employer for the Plan Year with respect to which the Company Restoration Matching Amount is credited under the Plan, at a level of pre-tax contributions not less than 6% of eligible compensation, prior to the first day of such Plan Year. 3.7 Crediting of Amounts after Benefit Distribution. Notwithstanding any provision in the Plan to the contrary, should the complete distribution of a Participant’s vested Account Balance occur prior to the date on which any portion of (i) the Annual Deferral Amount that a Participant has elected to defer in accordance with Section 3.3, (ii) the Company Contribution Amount or (iii) the Company Restoration Matching Amount, would otherwise be credited to the Participant’s Account Balance, such amounts shall not be credited to the Participant’s Account Balance, but may, in the Administrative Committee’s sole discretion, be paid to the Participant in a manner determined by the Administrative Committee. 3.8 Vesting. (a) A Participant shall at all times be 100% vested in the portion of his or her Account Balance attributable to Annual Deferral Amounts. (b) A Participant shall vest in each Company Contribution Amount, plus amounts credited and debited on such amount, in accordance with the schedule below based on the number of full Plan Years following the Plan Year to which the contribution relates. However, on or prior to the date on which a Participant is awarded a Company Contribution Amount for a Plan Year, the Committee, in its sole discretion, may designate a different vesting schedule in lieu of the schedule described below that will apply to such Company Contribution Amount. Unless otherwise declared by the Committee, a new vesting schedule shall apply to each Company Contribution Amount. Plan Years Following Year to which Contribution Relates Vested Percentage Less than 1 year 0% 1 year or more, but less than 2 years 33 1/3% 2 years or more, but less than 3 years 66 2/3% -14- 3 years or more 100% (c) A Participant shall be vested in the portion of his or her Account Balance attributable to any Company Restoration Matching Amounts, plus amounts credited or debited on such amounts (pursuant to Section 3.9), only to the extent that the Participant is vested in employer matching contributions allocated to him or her under the 401(k) Plan, as determined by the Administrator in its sole discretion. (d) Notwithstanding anything to the contrary contained in this Section 3.8, in the event of a Change in Control, or upon a Participant’s Retirement, death while employed by an Employer, or Disability (as defined in Section 1.25(b)), any amounts that are not vested in accordance with Sections 3.8(b) or 3.8(c) above, shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules). (e) Notwithstanding subsection 3.8(d) above, the vesting schedules described in Sections 3.8(b) and 3.8(c) shall not be accelerated upon a Change in Control to the extent that the Administrator determines that such acceleration would cause the deduction limitations of Code Section 280G to become effective. In the event of such a determination, the Participant may request independent verification of the Administrator’s calculations with respect to the application of Code Section 280G. In such case, the Administrator must provide to the Participant within ninety (90) days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the “Accounting Firm”). The opinion shall state the Accounting Firm’s opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Code Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company. (f) Section 3.8(e) shall not prevent the acceleration of the vesting schedules described in Sections 3.8(b) and 3.8(c) if such Participant is entitled to a “gross-up” payment, to eliminate the effect of the Code Section 4999 excise tax, pursuant to his or her employment agreement or other agreement entered into between such Participant and the Employer. (g) Notwithstanding anything to the contrary contained herein, the Committee or the Board of Directors of the Company may, in its sole discretion, accelerate the vesting schedule applicable to all or any portion of a Participant’s Account Balance. 3.9 Crediting/Debiting of Account Balances. In accordance with, and subject to, the rules and procedures that are established from time to time by the Administrator, in its sole discretion, amounts shall be credited or debited to a Participant’s Account Balance in accordance with the following rules: -15- (a) Phantom Investment Portfolio Program. The Participant may elect one or more of the Phantom Investment Funds and the Company Stock Fund, for the purpose of crediting or debiting additional amounts to his or her Account Balance provided that Participants may elect the Company Stock Fund, only if designated by the Committee in accordance with Section 2.1 of the Plan. (b) Election of Phantom Investment Funds. A Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Phantom Investment Fund(s) and/or, if permitted, the Company Stock Fund (as described in Section 3.9(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Phantom Investment Funds or, if permitted, the Company Stock Fund, as described in the previous sentence, the Participant’s Account Balance shall automatically be allocated into the Phantom Investment Fund designated as the default Phantom Investment Fund by the Administrative Committee, in its sole discretion. The Participant may (but is not required to) elect, by submitting an Election Form to the Administrator that is accepted by the Administrator, to add or delete one or more Phantom Investment Fund(s) and, if permitted, the Company Stock Fund to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Phantom Investment Fund or the Company Stock Fund; provided that, an allocation to the Company Stock Fund pursuant to a Participant’s election shall be irrevocable and the Participant may not thereafter reallocate such amount to any of the Phantom Investment Funds. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Administrator, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence. Notwithstanding the foregoing, the Administrator, in its sole discretion, may impose limitations on the frequency with which one or more of the Phantom Investment Funds elected in accordance with this Section 3.9(b) may be added or deleted by such Participant; furthermore, the Administrator, in its sole discretion, may impose limitations on the frequency with which the Participant may change the portion of his or her Account Balance allocated to each previously or newly elected Phantom Investment Fund or the Company Stock Fund. (c) Proportionate Allocation. In making any election described in Section 3.9(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Annual Deferral Amount and Account Balance, as applicable, to be allocated/reallocated. (d) Crediting or Debiting Method. The performance of each Phantom Investment Fund and the Company Stock Fund (either positive or negative) will be determined on a daily basis based on the manner in which such Participant’s Account Balance has been hypothetically allocated among the Phantom

-16- Investment Funds and the Company Stock Fund by the Participant. Any dividends attributable to Company Stock shall be credited to the Participant’s Company Stock Fund as of the record date and shall be paid in accordance with Article 4. (e) No Actual Investment. Notwithstanding any other provision of the Plan that may be interpreted to the contrary and except as otherwise provided in Section 16.4, the Phantom Investment Funds and the Company Stock Fund are to be used for measurement purposes only, and a Participant’s election of any such Phantom Investment Fund and Company Stock Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant’s Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Phantom Investment Fund or Company Stock Fund. In the event that the Company or the Trustee (as that term is defined in the Trust, if any), in its own discretion, decides to invest funds in any or all of the investments on which the Phantom Investment Funds or Company Stock Fund are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant’s Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust, if any; the Participant shall at all times remain an unsecured creditor of the Company. (f) Allocation to the Company Stock Fund. Notwithstanding any other provision of the Plan and subject to distribution pursuant to Article 4, 5, 6, 7, 8 or 9, any allocation of a Participant’s Account Balance into the Company Stock Fund shall be irrevocable. 3.10 FICA and Other Taxes. (a) Annual Deferral Amounts. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant’s Employer(s) shall withhold from that portion of the Participant’s Base Salary and/or Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant’s share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Administrator may reduce the Annual Deferral Amount in order to comply with this Section 3.10. (b) Company Restoration Matching Amounts and Company Contribution Amounts. When a Participant becomes vested in a portion of his or her Account Balance attributable to any Company Restoration Matching Amounts and/or Company Contribution Amounts, the Participant’s Employer(s) shall withhold from that portion of the Participant’s Base Salary and/or Bonus that is not deferred, in a manner determined by the Employer(s), the Participant’s share of FICA and other employment taxes on such amounts that became vested. Alternatively, the Participant’s Employer may withhold at the end of the calendar year or within three (3) months after the end of the calendar year from the -17- Participants Base Salary and/or Bonus that is not deferred, in order to comply with this Section 3.10. If the end of the calendar year or the three (3) month method described above is used, FICA and other employment taxes must also be paid with respect to interest earned on the deferrals. (c) Distributions. The Participant’s Employer(s), or the trustee of the Trust, if any, shall withhold from any payments made to a Participant under the Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, if any, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust, if any. ARTICLE 4 Scheduled Distribution; Unforeseeable Emergencies 4.1 Scheduled Distribution. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a Scheduled Distribution from the Plan in the form of a lump sum or under the Multiple Distribution Method with respect to (i) the Annual Deferral Amount, (ii) the vested portion of the Company Contribution Amount attributable to the Plan Year to which the deferral election relates and (iii) the vested portion of the Company Restoration Matching Amount attributable to the Plan Year to which the deferral election relates. The Scheduled Distribution shall be made in accordance with this Section 4.1, in an amount that is equal to the portion of the Annual Deferral Amount, the vested portion of the Company Contribution Amount and the vested portion of the Company Restoration Matching Amount that the Participant elected to have distributed as a Scheduled Distribution, plus amounts credited or debited in the manner provided in Section 3.9 above on such amounts, payable in a lump sum or calculated in accordance with the Multiple Distribution Method. Subject to the other terms and conditions of the Plan, each Scheduled Distribution elected shall be paid out during a sixty (60) day period commencing immediately after the “Scheduled Distribution Date.” The “Scheduled Distribution Date” shall be the first day of any Plan Year designated by the Participant in the applicable Election Form. The Plan Year designated by the Participant must be at least three (3) Plan Years after the end of the Plan Year to which the amounts subject to the Scheduled Distribution election relate, unless otherwise provided on an Election Form approved by the Administrator in its sole discretion. By way of example, if a Scheduled Distribution is elected for Annual Deferral Amounts that are earned in the Plan Year commencing January 1, 2021, the earliest Scheduled Distribution Date that may be designated by a Participant would be January 1, 2025, and the Scheduled Distribution would become payable during the sixty (60) day period commencing immediately after such Scheduled Distribution Date. 4.2 Postponing Scheduled Distributions. A Participant may elect to postpone all or a portion of a Scheduled Distribution described in Section 4.1 above, and have such amount paid out during a sixty (60) day period commencing immediately after an allowable alternative distribution date designated by the Participant in accordance with this Section 4.2. In order to make this election, the Participant must submit a new -18- Scheduled Distribution Election Form to the Administrator in accordance with the following criteria: (a) Such Scheduled Distribution Election Form must be submitted to and accepted by the Administrator in its sole discretion at least twelve (12) months prior to the Participant’s previously designated Scheduled Distribution Date; (b) The new Scheduled Distribution Date selected by the Participant must be the first day of a Plan Year, and must be at least five years after the previously designated Scheduled Distribution Date; and (c) The election of the new Scheduled Distribution Date shall have no effect until at least twelve (12) months after the date on which the election is made. 4.3 Other Benefits Take Precedence Over Scheduled Distributions. Should a Benefit Distribution Date occur that triggers a benefit under Articles 5, 6, 7, 8, or 9, any Annual Deferral Amount that is subject to a Scheduled Distribution election under Section 4.1 shall not be paid in accordance with Section 4.1, but shall be paid in accordance with the other applicable Article. Notwithstanding the foregoing, the Administrator shall interpret this Section 4.3 in a manner that is consistent with Code Section 409A and related Treasury guidance and Regulations. 4.4 Unforeseeable Emergencies. (a) If the Participant experiences an Unforeseeable Emergency, the Participant may petition the Administrator to receive a partial or full payout from the Plan, subject to the provisions set forth below. (b) The payout, if any, from the Plan shall not exceed the lesser of (i) the Participant’s vested Account Balance, calculated as of the close of business on or around the date on which the amount becomes payable, as determined by the Administrator in its sole discretion, or (ii) the amount necessary to satisfy the Unforeseeable Emergency, plus amounts necessary to pay Federal, state, or local income taxes or penalties reasonably anticipated as a result of the distribution. Notwithstanding the foregoing, a Participant may not receive a payout from the Plan to the extent that the Unforeseeable Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (C) by cessation of deferrals under the Plan. (c) If the Administrator, in its sole discretion, approves a Participant’s petition for payout from the Plan, the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval, and the Participant’s deferrals under the Plan shall be terminated as of the date of such approval. -19- (d) Notwithstanding the foregoing, the Administrator shall interpret all provisions relating to a payout and/or termination of deferrals under this Section 4.4 in a manner that is consistent with Code Section 409A and related Treasury guidance and regulations. 4.5 Distributions from the Company Stock Fund. Notwithstanding any other Plan provision, a Participant shall receive a distribution of the portion of his or her Account Balance allocated to the Company Stock Fund, including dividends, if any, in the number of whole shares of Common Stock that are reflected as a bookkeeping entry as of the date of the Participant’s distribution, with any fractional share to be paid in cash, subject to applicable withholding pursuant to Section 3.10. ARTICLE 5 Change in Control Benefit 5.1 Change in Control Benefit. If a Change in Control occurs prior to a Participant’s Termination of Employment, Retirement, death or Disability, a Participant’s deferral elections shall immediately terminate with respect to any prospective compensation payable after the Change in Control, and the Participant shall be entitled to receive a Change in Control Benefit, which shall be equal to the Participant’s vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Administrator in its sole discretion. Notwithstanding the foregoing provisions, a Participant whose deferral elections ceased with respect to prospective compensation payable after a Change of Control and who would otherwise continue to be, or subsequently is designated as, an eligible Employee following the Change in Control, may elect to enroll in the Plan pursuant to the provisions of Article 2 for any Plan Year beginning after the effective date of the Change in Control for which the Participant is an eligible Employee. 5.2 Payment of Change in Control Benefit. The Change in Control Benefit, if any, shall be paid to the Participant in a lump sum payment no later than ten (10) days after the Participant’s Benefit Distribution Date fi the Employee elected to receive the Change in Control Benefit. Otherwise, it will be paid as provided in Section 1.10(e). ARTICLE 6 Retirement Benefit 6.1 Retirement Benefit. A Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Administrator in its sole discretion. 6.2 Payment of Retirement Benefit. (a) In connection with a Participant’s election to defer an Annual Deferral Amount, the Participant shall elect the form in which his or her Annual Account for such

-20- Plan Year will be paid. Subject to the provisions set forth in 6.2(c), a Participant may elect to receive each Annual Account as a Retirement Benefit in the form of a lump sum or pursuant to an Annual Installment Method of five (5) or ten (10) years. If a Participant does not make any election with respect to the payment of an Annual Account, then the Participant shall be deemed to have elected to receive such Annual Account as a lump sum. (b) A Participant may change the form of payment for an Annual Account by submitting an Election Form to the Administrator in accordance with the following criteria: (i) The election to modify the form of payment for such Annual Account shall have no effect until at least twelve (12) months after the date on which the election is made; and (ii) The first payment related to such Annual Account shall be delayed at least five (5) years from the originally scheduled Benefit Distribution Date for such Annual Account, as described in Section 1.10(a). For purposes of applying the requirements above, the right to receive an Annual Account in installment payments shall be treated as the entitlement to a single payment. The Administrator shall interpret all provisions relating to an election described in this Section 6.2 in a manner that is consistent with Code Section 409A and related Treasury guidance or regulations. (c) The Election Form most recently accepted by the Administrator that has become effective shall govern the payout of the applicable Annual Account; provided, however, that if the value of Participant’s vested Annual Account balance is less than $50,000 at the time of the Participant’s Benefit Distribution Date, the Participant’s vested Annual Account balance shall be distributed to the Participant in a lump sum payment notwithstanding a Participant’s election to receive an Annual Account in installment payments. (d) The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the Benefit Distribution Date. Remaining installments, if any, shall continue in accordance with the Participant’s election for each Annual Account and shall be paid no later than sixty (60) days after each anniversary of the Benefit Distribution Date. ARTICLE 7 Termination Benefit 7.1 Termination Benefit. A Participant who experiences a Termination of Employment shall receive, as a Termination Benefit, his or her vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Administrator in its sole discretion. -21- 7.2 Payment of Termination Benefit Attributable to Plan Years Commencing Before January 1, 2021. The Termination Benefit, if any, attributable to Annual Deferral Amounts, Company Contribution Amounts and Company Restoration Matching Amounts made for all Plan Years commencing prior to January 1, 2021 shall be paid to the Participant in a lump sum payment no later than thirty (30) days after the Participant’s Benefit Distribution Date. 7.3 Payment of Termination Benefit Attributable to Plan Years Commencing After December 31, 2020. (a) In connection with a Participant’s election to defer an Annual Deferral Amount for Plan Years commencing after December 31, 2020, the Participant shall elect the form in which his or her Annual Account for such Plan Year will be paid. Subject to the provisions set forth in 7.3(c), a Participant may elect to receive each Annual Account as a Termination Benefit in the form of a lump sum or pursuant to an Annual Installment Method of five (5) or ten (10) years. If a Participant does not make any election with respect to the payment of any such Annual Account, then the Participant shall be deemed to have elected to receive such Annual Account as a lump sum. (b) A Participant may change the form of payment for any such Annual Account by submitting an Election Form to the Administrator in accordance with the following criteria: (i) The election to modify the form of payment for any such Annual Account shall have no effect until at least twelve (12) months after the date on which the election is made; and (ii) The first payment related to such Annual Account shall be delayed at least five (5) years from the originally scheduled Benefit Distribution Date for such Annual Account, as described in Section 1.10(b). For purposes of applying the requirements above, the right to receive an Annual Account in installment payments shall be treated as the entitlement to a single payment. The Administrator shall interpret all provisions relating to an election described in this Section 7.3 in a manner that is consistent with Code Section 409A and related Treasury guidance or regulations. (c) The Election Form most recently accepted by the Administrator that has become effective shall govern the payout of the applicable Annual Account; provided, however, that if the value of Participant’s vested Annual Account balance is less than $50,000 at the time of the Participant’s Benefit Distribution Date, the Participant’s vested Annual Account balance shall be distributed to the Participant in a lump sum payment notwithstanding a Participant’s election to receive an Annual Account in installment payments. -22- (d) The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the Benefit Distribution Date. Remaining installments, if any, shall continue in accordance with the Participant’s election for each Annual Account and shall be paid no later than sixty (60) days after each anniversary of the Benefit Distribution Date. ARTICLE 8 Disability Benefit 8.1 Disability Benefit. Upon a Participant’s Disability, the Participant shall receive a Disability Benefit, which shall be equal to the Participant’s vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Administrator in its sole discretion. 8.2 Payment of Disability Benefit. The Disability Benefit shall be paid to the Participant in a lump sum payment no later than thirty (30) days after the Participant’s Benefit Distribution Date. ARTICLE 9 Death Benefit 9.1 Death Benefit. The Participant’s Beneficiary(ies) shall receive a Death Benefit upon the Participant’s death which will be equal to the Participant’s vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Administrator in its sole discretion. 9.2 Payment of Death Benefit. The Death Benefit shall be paid to the Participant’s Beneficiary(ies) in a lump sum payment no later than thirty (30) days after the Participant’s Benefit Distribution Date. ARTICLE 10 Beneficiary Designation 10.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under the Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates. 10.2 Beneficiary Designation. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Administrator or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Administrator’s rules and procedures, as in effect from time to time. Upon the acceptance by the Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The -23- Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Administrator prior to his or her death. 10.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received by the Administrator or its designated agent. 10.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 10.1, 10.2 and 10.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant’s benefits, then the Participant’s designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant’s estate. If the Beneficiary, whether under a valid Beneficiary designation or under the preceding sentence, shall survive the Participant but die before receiving all payments hereunder, the balance of the benefits which would have been paid to the Beneficiary had he or she lived shall, unless the Participant’s designation provided otherwise, be distributed to the Beneficiary’s estate. 10.5 Doubt as to Beneficiary. If the Administrator has any doubt as to the proper Beneficiary to receive payments pursuant to the Plan, the Administrator shall have the right, exercisable in its discretion, to cause the Participant’s Employer to withhold such payments until this matter is resolved to the Administrator’s satisfaction. 10.6 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge the Company, all Employers, the Administrator, the Administrative Committee and the Committee from all further obligations under the Plan with respect to the Participant, and that Participant’s Election Form shall terminate upon such full payment of benefits. ARTICLE 11 Leave of Absence 11.1 Paid Leave of Absence. If a Participant is authorized by the Participant’s Employer to take a paid leave of absence from the employment of the Employer, and such leave of absence does not constitute a separation from service, as determined by the Administrator in accordance with Code Section 409A and related Treasury guidance and regulations, (i) the Participant shall continue to be considered eligible for the benefits provided in Articles 4, 5, 6, 7, 8, or 9 in accordance with the provisions of those Articles, and (ii) the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3. 11.2 Unpaid Leave of Absence. If a Participant is authorized by the Participant’s Employer to take an unpaid leave of absence from the employment of the Employer for any reason, and such leave of absence does not constitute a separation from service, as determined by the Administrator in accordance with Code Section 409A and related Treasury guidance and regulations, such Participant shall continue to be eligible for the benefits provided in Articles 4, 5, 6, 7, 8, or 9 in accordance with the provisions of those Articles. However,

-24- no amounts shall be withheld during the remainder of the Plan Year in which the unpaid leave of absence is taken and during the portion of any subsequent Plan Years in which his or her unpaid leave of absence continues. Further, during the unpaid leave of absence, the Participant shall not be allowed to make any new deferral elections. However, if the Participant returns to employment with an Employer following such unpaid leave of absence, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan, provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Administrator for each such election in accordance with Section 3.3. 11.3 Leaves Resulting in Separation from Service. In the event that a Participant’s leave of absence from his or her Employer constitutes a separation from service, as determined by the Administrator in accordance with Code Section 409A and related Treasury guidance and Regulations, the Participant’s vested Account Balance shall be distributed to the Participant in accordance with Article 6 or 7 of the Plan, as applicable. ARTICLE 12 Termination of Plan, Amendment or Modification 12.1 Termination of Plan. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to Terminate the Plan. Furthermore, the Committee may terminate the Plan as to all or any Employers. In the event of a Termination of the Plan, the Phantom Investment Funds available to Participants following the Termination of the Plan shall be comparable in number and type to those Phantom Investment Funds available to Participants in the Plan Year preceding the Plan Year in which the Termination of the Plan is effective. Following a Termination of the Plan, Participant Account Balances shall remain in the Plan until the Participant becomes eligible for the benefits provided in Articles 4, 5, 6, 7, 8 or 9 in accordance with the provisions of those Articles. A Termination of the Plan shall not adversely affect the amount of any payment being made to any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination. Notwithstanding the foregoing, to the extent permissible under Code Section 409A and related Treasury guidance or regulations, during the thirty (30) days preceding or within twelve (12) months following a Change in Control, the Company shall be permitted to (i) terminate the Plan by action of its board of directors, and (ii) distribute the vested Account Balances to Participants in a lump sum no later than twelve (12) months after the Change in Control, provided that all other substantially similar arrangements sponsored by the Company and any Employer are also terminated and all balances in such arrangements are distributed within twelve (12) months of the termination of such arrangements. The Committee may terminate the Plan and distribute vested Account Balances to Participants in a lump sum at any other time only to the extent, and in the manner, permissible under Code Section 409A and related Treasury guidance or regulations. 12.2 Amendment. -25- (a) The Committee may, at any time, amend or modify the Plan in whole or in part. Notwithstanding the foregoing, (i) no amendment or modification shall be effective to decrease the value of a Participant’s vested Account Balance in existence at the time the amendment or modification is made, and (ii) no amendment or modification of Section 13.2 of the Plan shall be effective after a Change in Control. (b) Notwithstanding any provision of the Plan to the contrary, in the event that the Company determines that any provision of the Plan may cause amounts deferred under the Plan to become immediately taxable to any Participant under Code Section 409A and related Treasury guidance or regulations, the Company may (i) adopt such amendments to the Plan and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Company determines necessary or appropriate to preserve the intended tax treatment of the Plan benefits provided by the Plan and/or (ii) take such other actions as the Company determines necessary or appropriate to comply with the requirements of Code Section 409A and related Treasury guidance or regulations. 12.3 Effect of Payment. The full payment of the Participant’s vested Account Balance under Articles 4, 5, 6, 7, 8, or 9 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiary or Beneficiaries under the Plan. -26- ARTICLE 13 Administration 13.1 Administrator Duties. Except as otherwise provided in this Article 13, the Plan shall be administered by the Administrator, which shall consist of the Vice President - Human Resources (or such other person or committee appointed by the Administrative Committee). Members of the Administrator may be Participants under the Plan. The Administrator shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules, regulations, guidelines and procedures for the administration of the Plan, including, specifically, with respect to enrollment and deferral elections and elections of time and form of payment of an Annual Account, and (ii) decide or resolve any and all questions, including benefit entitlement determinations, compensation subject to deferral and interpretations of the Plan, as may arise in connection with the Plan. Any individual serving on the Administrator who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Administrator shall be entitled to rely on information furnished by a Participant, the Company or any Employer. The Administrator shall not be liable for any decision or action taken in good faith in connection with the administration of the Plan. Without limiting the generality of the foregoing, any such decision or action taken by the Administrator in reliance upon any information supplied to it by an officer of the Company or an Employer, the Company’s legal counsel, or the Company’s independent accountants in connection with the administration of the Plan shall be deemed to have been taken in good faith. 13.2 Administration Upon Change In Control. Within one hundred and twenty (120) days following a Change in Control, the individuals who comprised the Administrator immediately prior to the Change in Control (whether or not such individuals are members of the Administrator following the Change in Control) may, by written consent of the majority of such individuals, appoint an independent third party Administrator (the “Administrator”) to perform any or all of the Administrator’s duties described in Section 13.1 above, including without limitation, the power to determine any questions arising in connection with the administration or interpretation of the Plan, and the power to make benefit entitlement determinations. Upon and after the effective date of such appointment, (i) the Company must pay all reasonable Administrative expenses and fees of the Administrator, and (ii) the Administrator may only be terminated with the written consent of the majority of Participants with an Account Balance in the Plan as of the date of such proposed termination. Notwithstanding the foregoing provisions of this Section 13.2 or the definition of Change in Control set forth in Section 1.12 of the Plan to the contrary, neither the consummation of (i) the “Transactions” (as defined in the Investment Agreement by and between the Company and Clayton, Dubilier and Rice Fund VIII, L.P., a Cayman Islands exempted limited partnership, dated as of August 14, 2009 (as it may be amended from time to time)) nor (ii) the NCI and Ply Gem Transaction (as defined in the NCI and Ply Gem Transaction Agreement, dated as of November 16, 2018) shall constitute a Change in Control for purposes of this Section 13.2. -27- 13.3 Agents. In the administration of the Plan, the Administrator and the Administrative Committee may, from time to time, employ agents and delegate to them such Administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel. 13.4 Binding Effect of Decisions. The decision or action of the Committee, Administrator or Administrative Committee, as applicable, with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan (including whether and when there has been a termination of an Employee’s employment or whether an Employee has incurred a separation from service within the meaning of Code Section 409A) and the rules, regulations, guidance and procedures promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan. 13.5 Indemnity of Administrator. The Company and all Employers shall indemnify and hold harmless the members of the Administrator, the Committee, the Administrative Committee and any Employee to whom the duties of any such entities may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of willful misconduct by the Administrator, the Administrative Committee, the Committee or any of their members, or any such Employee. 13.6 Employer Information. To enable the Committee, Administrative Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee, Administrative Committee and/or Administrator, as the case may be, on all matters relating to the Plan, the Trust, if any, the Participants and their Beneficiaries, the Account Balances of the Participants, the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee, Administrative Committee or Administrator may reasonably require. ARTICLE 14 Other Benefits and Agreements 14.1 Coordination with Other Benefits. The benefits provided for a Participant and Participant’s Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant’s Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided. ARTICLE 15 Claims Procedures 15.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a “Claimant”) may deliver to the Administrative Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the

-28- contents of a notice received by the Claimant, the claim must be made within sixty (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant. 15.2 Notification of Decision. The Administrative Committee shall consider a Claimant’s claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Administrative Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period the Administrative Committee had to dispose of the claim. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to render the benefit determination. The Administrative Committee shall notify the Claimant in writing: (a) that the Claimant’s requested determination has been made, and that the claim has been allowed in full; or (b) that the Administrative Committee has reached a conclusion contrary, in whole or in part, to the Claimant’s requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant: (i) the specific reason(s) for the denial of the claim, or any part of it; (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based; (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; (iv) an explanation of the claim review procedure set forth in Section 15.3 below; and (v) a statement of the Claimant’s right, following an adverse benefit determination on review, to bring a civil action under ERISA Section 502(a) if the claim is denied on appeal. 15.3 Review of a Denied Claim. On or before sixty (60) days after receiving a notice from the Administrative Committee that a claim has been denied, in whole or in part or within 60 days after the date on which such denial is considered to have occurred), a Claimant (or the Claimant’s duly authorized representative) may file with the Administrative Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant’s duly authorized representative): -29- (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claim for benefits; (b) may submit written comments or other documents; and/or (c) may request a hearing, which the Administrative Committee, in its sole discretion, may grant. 15.4 Decision on Review. The Administrative Committee shall render its decision on review promptly, and no later than sixty (60) days after the Administrative Committee receives the Claimant’s written request for a review of the denial of the claim. If the Administrative Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial period the Administrative Committee had to dispose of the claim. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to render the benefit determination. In rendering its decision, the Administrative Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain: (a) specific reasons for the decision; (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant’s claim for benefits; and (d) a statement of the Claimant’s right to bring a civil action under ERISA Section 502(a). 15.5 Legal Action. Benefits under the Plan will only be paid if the Administrative Committee decides, in its discretion, that a person is entitled to them. Moreover, no action at law or in equity shall be brought to recover benefits under the Plan prior to the date the claimant has exhausted the Administrative process of appeal available under the Plan. -30- ARTICLE 16 Trust 16.1 Establishment of the Trust. In order to provide assets from which to fulfill its obligations to the Participants and their Beneficiaries under the Plan, the Company may establish a trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan (the “Trust”). 16.2 Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan. 16.3 Distributions From the Trust. Each Employer’s obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer’s obligations under the Plan. 16.4 Common Stock for the Company Stock Fund. If a Trust is established, the Company may contribute shares of its Treasury Stock to such Trust in order to make distributions from the Company Stock Fund pursuant to Section 4.5 of the Plan. ARTICLE 17 Miscellaneous 17.1 Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that “is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted (i) to the extent possible in a manner consistent with the intent described in the preceding sentence, and (ii) in accordance with Code Section 409A and related Treasury guidance and regulations. 17.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under the Plan, any and all of an Employer’s assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future. The benefits provided under the Plan shall be a general, unsecured obligation of the Employer payable solely from the general assets of the Employer, and neither the Participant nor the Participant’s Beneficiary or estate shall have any interest in any assets of the Employer by virtue of the Plan. -31- 17.3 Employer’s Liability. An Employer’s liability for the payment of benefits shall be defined only by the Plan and the Election Form(s) as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement. 17.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law or court order in the event of a Participant’s or any other person’s bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise. Any attempt at such an assignment, allocation, seizure, attachment, garnishment sequestration, transfer or encumbrance shall vest no right in the person or entity to whom the right or property is purportedly assigned, allocated or transferred (or for whose benefit the right or property is purportedly encumbered). These prohibitions apply to any creditor, spouse, former spouse, heir, estate or Beneficiary of a Participant. 17.5 Not a Contract of Employment. The terms and conditions of the Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an “at will” employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time. 17.6 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Administrator, Administrative Committee and Committee by furnishing any and all information requested by the Administrator, Administrative Committee and/or Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Administrator, Administrative Committee and/or Committee may deem necessary. 17.7 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

-32- 17.8 Captions. The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions. 17.9 Governing Law. Subject to ERISA, the provisions of the Plan shall be construed and interpreted according to the internal laws of the State of Texas without regard to its conflicts of laws principles. 17.10 Notice. Any notice or filing required or permitted to be given to the Administrator or Administrative Committee under the Plan shall be sufficient if in writing and hand- delivered, or sent by registered or certified mail, to the address below: Cornerstone Building Brands, Inc. Attn: Administrator c/o Vice President of Human Resources 13105 NW Freeway, Suite 500 Houston, Texas 77040 Cornerstone Building Brands, Inc. Attn: Administrative Committee 13105 NW Freeway, Suite 500 Houston, Texas 77040 Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant. 17.11 Successors. The provisions of the Plan shall bind and inure to the benefit of the Participant’s Employer and its successors and assigns and the Participant and the Participant’s designated Beneficiaries. 17.12 Spouse’s Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor shall such interest pass under the laws of intestate succession. 17.13 Validity. In case any provision of the Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein. 17.14 Incompetent. If the Administrator and/or the Administrative Committee determines in its discretion that a benefit under the Plan is to be paid to a minor, a person declared -33- incompetent or to a person incapable of handling the disposition of that person’s property, the Administrator and/or Administrative Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Administrator and/or Administrative Committee, as applicable, may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant’s Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount. 17.15 Court Order. The Administrator and the Administrative Committee are authorized to comply with any court order in any action in which the Plan or the Administrator or the Administrative Committee has been named as a party, including any action involving a determination of the rights or interests in a Participant’s benefits under the Plan. Notwithstanding the foregoing, the Administrator and the Administrative Committee shall interpret this provision in a manner that is consistent with Code Section 409A and other applicable tax law. 17.16 Distribution in the Event of Income Inclusion Under 409A. If any portion of a Participant’s Account Balance under the Plan is required to be included in income by the Participant prior to receipt due to a failure of the Plan to meet the requirement of Code Section 409A and related Treasury guidance or regulations, the Participant may petition the Administrative Committee for a distribution of that portion of his or her Account Balance that is required to be included in his or her income. Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Participant’s Employer shall distribute to the Participant immediately available funds in an amount equal to the portion of his or her Account Balance required to be included in income as a result of the failure of the Plan to meet the requirements of Code Section 409A and related Treasury guidance or regulations, which amount shall not exceed the Participant’s unpaid vested Account Balance under the Plan. If the petition is granted, such distribution shall be made within ninety (90) days of the date when the Participant’s petition is granted. Such a distribution shall affect and reduce the Participant’s benefits to be paid under the Plan. 17.17 Deduction Limitation on Benefit Payments. If an Employer reasonably anticipates that the Employer’s deduction with respect to any distribution from the Plan would be limited or eliminated by application of Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution from the Plan is deductible, the Employer may delay payment of any amount that would otherwise be distributed from the Plan. Any amounts for which distribution is delayed pursuant to this Section shall continue to be credited/debited with additional amounts in accordance with Section 3.9 above. The delayed amounts (and any amounts credited thereon) shall be distributed to the Participant (or his or her Beneficiary in the event of the Participant’s death) at the earliest date the Employer reasonably anticipates that the deduction of the payment of the amount will not be limited or eliminated by application of Code Section 162(m). -34- 17.18 Insurance. The Employers, on their own behalf or on behalf of the Trustee of the Trust, if any, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust, if any, may choose. The Employers or the trustee of the Trust, if any, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance. 17.19 Limitation of Rights. Nothing in the Plan shall be construed to: (a) Give any Employee of an Employer any right to be designated a Participant in the Plan other than in the sole discretion of the Committee; (b) Limit in any way the right of the Employer to terminate a Participant’s employment at any time; or (c) Be evidence of any agreement or understanding, express or implied, that the Company or any other Employer will employ a Participant in any particular position or at any particular rate of remuneration. IN WITNESS WHEREOF, the Company has signed the Plan document as of December 16, 2021. CORNERSTONE BUILDING BRANDS, INC. By: /s/ Kimberly Moore Title: Vice President, HR Total Rewards -35- 4889-4606-5670.1 APPENDIX A PREVIOUS LIMITED TRANSITION RELIEF MADE AVAILABLE IN ACCORDANCE WITH CODE SECTION 409A AND RELATED TREASURY GUIDANCE AND REGULATIONS Unless otherwise provided below, the capitalized terms below shall have the same meaning as provided in the Plan. 1. Previous Opportunity to Make New Distribution Elections. Notwithstanding the required deadline for the submission of an initial distribution election described in the Plan, the Administrative Committee could have, as permitted by Code Section 409A and related Treasury guidance or regulations, provided a limited period in which existing Participants could make new elections regarding the timing and/or form of payment of Plan benefits, by submitting an Election Form on or before the deadline established by the Administrative Committee, which in no event could have been later than December 31, 2007. Any change to the timing or form of payment of a Participant’s benefit that was made in accordance with the requirements established by the Administrative Committee pursuant to this section, shall not be treated as a change in the form or timing of a Participant’s benefit payment for purposes of Code Section 409A or the Plan. The Administrator shall interpret all provisions relating to each election, if any, submitted in accordance with this section in a manner that is consistent with Code Section 409A and related Treasury guidance or regulations.